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                    AGREEMENT FOR PURCHASE AND SALE OF STOCK
                           AND PLAN OF REORGANIZATION

     THIS  AGREEMENT  IS MADE  this  30th day of  September,  2006 by and  among
PATIENT PORTAL TECHNOLOGIES, INC.. a Delaware Corporation with its principal office at 5447 NW 42nd Ave., Boca Raton, FL 33496 (hereinafter referred to as "Purchaser"); PATIENT PORTAL CONNECT, INC., a Delaware Corporation with its principal office at Palm Beach Gardens, FL (hereinafter referred to as "Acquired Company"); and the Selling Shareholders of Acquired Company set forth in Exhibit "A" attached hereto (hereinafter "Selling Shareholders").

                                   WITNESSETH:

     WHEREAS, the parties desire that Purchaser shall acquire 100% of the issued and outstanding capital stock of the Acquired Company from the Selling Shareholders, in exchange for the capital stock of Purchaser in the amount and series as set forth in Exhibit "A" attached hereto; and

     WHEREAS, it is the intention of all parties that the exchange of the capital stock contemplated herein shall constitute a "reorganization" as defined in Section 368(a)(1)(B) of the Internal Revenue Code of 1986;

     NOW, THEREFORE, in consideration of these premises, the parties hereto agree as follows:

     1. EXCHANGE OF SHARES. The Selling Shareholders and the Acquired Company agree to exchange with the Purchaser 100% of the issued and outstanding capital stock of the Acquired Company in exchange of 14,000,000 Shares of fully-paid and non-assessable Common Stock of the Purchaser which, upon issuance, will represent not less than 75% of the issued and outstanding Common Stock of the Purchaser.

     2. TAX-FREE EXCHANGE. It is intended by all parties hereto that the exchange of capital stock contemplated herein shall constitute a "reorganization" as defined in Section 368(a)(1)(B) of the Internal Revenue Code of 1986.

     3. DELIVERY OF THE STOCK AT CLOSING.

   (i) At the time of the closing of this transaction, the Selling Shareholders and the Acquired Company shall deliver to Purchaser the stock certificates representing the Shares purchased herein duly issued to Purchaser together with such Revenue Stamps as may be required. Purchaser shall deliver to Selling Shareholders written instructions in the form of a "window ticket" to Liberty Stock Transfer Company, as Transfer Agent for the Purchaser, for the issuance and delivery of the Shares of Common Stock of the Purchaser to the Selling Shareholders.


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   (ii) At the time of the closing of this  transaction,  Purchaser  shall enter into a Security Agreement and Stock Pledge Agreement pursuant to which the Shares purchased herein shall be held in escrow for a period of one year from the date of Closing in order to assure the performance and representations of the Purchaser as set forth in Section "8" herein and the completion and filing of the Purchaser's Annual Report on Form 10KSB for the fiscal year ended December 31, 2005 as required by the Securities Act of 1933, as amended.

     4. REPRESENTATIONS OF THE ACQUIRED COMPANY. The Acquired Company represents and warrants to the Purchaser as follows:

        4.1. That the Acquired Company was duly organized in the manner set forth below and that the Certificates of Incorporation have not been revoked or canceled nor has the Corporation been dissolved;

        4.2. There there are no lawsuits pending against the Acquired Company or its Officers or Directors, nor are there any such lawsuits threatened or anticipated, nor are there any judgments, warrants, or levies outstanding against the Acquired Company, its subsidiaries, or its property, nor are there any tax examinations or proceedings pending relating to taxes or other assessments against the Acquired Company, nor has the Acquired Company at any time taken any insolvency or bankruptcy actions;

        4.3. That the Acquired Company has entered into certain lease(s) of real and personal property, which lease(s) are attached hereto as an Exhibit, and that said lease(s) are in full force and effect and that there are no defaults thereunder, and that all payments require to be made thereunder have been made as of the date of this Agreement;

        4.4. That all of the chattels, trade fixtures, motor vehicles, and equipment owned or utilized by the Acquired Company are free and clear of all liens and encumbrances, except for such liens or security agreements as are set forth in the Balance Sheet of the Acquired Company heretofore provided to Purchaser;

        4.5. The Consolidated Balance Sheet of the Acquired Company as of September 30, 2006, a copy of which has heretofore been provided to Purchaser, has been prepared in accordance with generally accepted accounting principles consistently applied and accurately and fairly presents the financial condition and liabilities of the Acquired Company as of such date;

        4.6. The Acquired Company is duly qualified and entitled to own or lease its respective properties and to carry on its business all as and in the places where such properties are now owned or such businesses are conducted;

        4.7. The Acquired Company has good marketable title to all of the property and assets (including title in fee simple to all real property) included in the Balance Sheet of the Acquired Company, except, however, property and assets in non-material amounts sold in the ordinary course of business since the date of such Balance Sheet, and that all of the properties and assets are free of all liens, encumbrances, or claims except as set forth in the Balance Sheet;


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        4.8.  The  Acquired  Company is not party to any  pending or  threatened litigation which might adversely affect the financial condition, business operations, or properties of the Acquired Company, nor to the knowledge of the Acquired Company is there any threatened or pending governmental or regulatory investigation, inquiry, or proceeding involving the Acquired Company except as disclosed herein;

        4.9. All returns for income taxes, surtaxes, and excess profits taxes of the Acquired Company for all periods up to and including the calendar year 2006 have been duly prepared and filed in good faith and all taxes and assessments shown thereon have been paid or accrued on the Acquired Company's books; all state franchise taxes and real and personal property taxes have been paid as of the dates due; and no proceeding or other action has been taken for the assessment or collection of additional taxes for any such periods;


        4.10. The business, properties and assets of the Acquired Company have not, since the date of the Balance Sheet, been materially and adversely affected as the result of any fire, explosion, natural disaster, governmental act, cancellation of contracts, or any other event;

        4.11. No representation by the Acquired Company, the Selling Shareholders or by its Officers made in this Agreement and no statement made in any certificate furnished in connection with this transaction contains or will contain any knowingly untrue statement of a material fact or omits or will omit to state any material fact necessary to make such statement, representation or warranty not misleading to a prospective purchaser of the stock of the Acquired Company who is seeking full information as to the Acquired Company and its business affairs.

        4.12. The Acquired Company is a corporation duly organized and existing under the laws of the State of Delaware, with an authorized capitalization as set forth in its Certificate of Incorporation attached hereto as an Exhibit; that at the time of Closing it will have issued and outstanding capital stock as set forth in Exhibit "A" attached hereto; it does not have authorized, issued, or outstanding any other shares of stock of any class or any subscription or other rights to the issuance or receipt of shares of its capital stock; all voting rights are vested exclusively in such capital stock.


     5. DELIVERY OF CORPORATE RECORDS AT CLOSING. The Selling Shareholders and the Acquired Company shall cause to be delivered to Purchaser at the time of closing the Corporate Minute Books, Stock Certificate Ledgers and unissued Certificates, and the Corporate Seals of the Acquired Company.


     6. RESIGNATION OF OFFICERS AND DIRECTORS OF PURCHASER. At the time of closing, the Purchaser shall provide to the Board of Directors of the Acquired Company written resignations of the Directors and Officers of the Purchaser, effective immediately, and shall cause to be nominated as Directors of the Purchaser and submitted to the shareholders of the Company approval those persons nominated by the Board of Directors of the Acquired Company.


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     7. UNDERTAKINGS BY THE ACQUIRED COMPANY AND PURCHASER.

        7.1. The Officers and Directors of the Acquired Company and of the Purchaser shall not cause, suffer or permit the Acquired Company or the Purchaser, subsequent to the date hereof and prior to the delivery of the Shares as contemplated hereunder, to issue any additional shares or securities; make any distribution to its shareholders; mortgage, pledge, or subject to lien or encumbrance any of its properties or assets except in the ordinary course of its business; sell or transfer any of its assets, tangible or intangible, except in the ordinary or usual course of business; incur or become liable for any obligations or liabilities except for current liabilities incurred in the ordinary and usual course of business; or increase the rate of compensation of its Officers;

        7.2. During the period prior to the closing date hereunder the Acquired Company and the Purchaser shall conduct its business operations in the usual and normal course.


     8. REPRESENTATIONS BY THE PURCHASER. The Purchaser represents and warrants to the Acquired Company as follows:

        8.1. The Purchaser was incorporated in 2002 pursuant to the laws of the State of Delaware, with an authorized capitalization of 50,000,000 Shares of Common Stock ($.001 par value) and 1,000,000 Shares of unclassified Preferred Stock ($.01 par value).

        8.2. The audited financial statements for the year ended December 31, 2004 and the unaudited financial statements for the quarter ended September 30, 2005 heretofore provided to the Acquired Company fully and accurately set forth the stockholdings, capitalization, obligations, management structure, business operations, and financial condition of the Purchaser, and no material changes have occurred that would materially affect said statements.

        8.3. The Purchaser's securities have been registered for public sale pursuant to a Registration Statement filed under the Securities Act of 1933, as amended, and declared effective by the Securities and Exchange Commission, and that all reports required to be filed by the Purchaser pursuant to the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934 will have been duly filed as of the date of the Closing, with the exception of the Annual Report on Form 10KSB for the fiscal year ended December 31, 2005 and subsequent Quarterly Reports.

        8.4. That on the date of Closing the Purchaser shall have issued and outstanding not more than 4,000,000 Shares of Common Stock. The Purchaser shall also have issued and outstanding not more than 800,000 Common Stock Purchase Warrants at an exercise price of $10.00 per Share.

        8.5. That on the date of Closing the Purchaser shall have not more than $100,000 in current or long term liabilities.


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     9. CONDITIONS PRECEDENT TO CLOSING. All obligations of Purchaser under this
Agreement are subject to the fulfillment, on or prior to the closing date, of each of the following conditions:

        9.1. That the representations of the Acquired Company and of the Purchaser shall be true at and as of the closing date as though such representations were made at and as of such time;

        9.2. That Purchaser shall have received a written opinion, dated on the closing date, of counsel representing the Acquired Company, to the effect that the Acquired Company has been duly incorporated and is in good standing under the laws of the State of its organization with a capitalization as represented in this Agreement; that the Acquired Company is duly licensed or qualified to do business in any and all States or jurisdictions in which it does business or where in the opinion of Counsel such qualification is required; that such counsel knows of no litigation, investigation, or governmental proceeding pending or threatened against the Acquired Company which might result in any material adverse change in the business, properties, or financial condition of the Acquired Company or in any liability on the part of the Acquired Company; and that the assignment and delivery of the Shares of the Acquired Company pursuant to this Agreement will vest in Purchaser all right, title and interest in and to such Shares, free and clear of all liens, encumbrances and equities.

        9.3. That Purchaser shall have received a certificate dated on the closing date and signed by the President of the Acquired Company, that since the date of this Agreement the Acquired Company has not done or permitted to be done any of the acts or things prohibited by this Agreement;

        9.4. That the auditors and accountants appointed by the Acquired Company to examine the books and records of the Acquired Company shall not as of the closing date have rendered a report to Purchaser stating that the financial condition of Acquired Company is not substantially as represented herein or that in their opinion the Acquired Company has contingent liabilities material in amount beyond that described in the Balance Sheet annexed hereto or as disclosed herein;

        9.5. That no claim or liability not fully covered by insurance shall have been asserted against the Acquired Company nor has it suffered any loss on account of fire, flood, accident or other calamity of such a character as to materially adversely affect their financial condition, regardless of whether or not such loss shall have been insured, and that Purchaser shall have received on the closing date a certificate signed by the President of the Acquired Company so stating;

        9.6. That all covenants and indemnifications made herein by the Acquired Company which are to be performed at or prior to closing shall have been duly performed;


     10. APPROVALS AND RATIFICATIONS. All transactions contemplated by this Agreement shall be subject to the approval and ratification of the Boards of Directors and Shareholders of the Acquired Company and of the Purchaser, and to the approval of Counsel for the Acquired Company and Purchaser.


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     11. CLOSING DATE. The closing under this Agreement  shall take place at the offices of Purchaser on or about October 15, 2006, and that all other required approvals and ratifications shall be obtained by the respective parties at least 48 hours prior thereto.


     12. NOTICES. All notices under this Agreement shall be in writing and addressed to the parties at the addresses hereinabove set forth, and shall be mailed by certified mail, return receipt requested.


     13. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, provided, however, that this Agreement cannot be assigned by any party except by or with the written consent of all parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other that the parties hereto and their respective legal representatives, successors and assigns any rights or benefits under or by reason of this Agreement.


     14. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.


     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

















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                                   SIGNATURES
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     IN WITNESS  WHEREOF,  the parties  hereto have  respectively  executed this
Agreement as of the day and year first written above.



PURCHASER:
PATIENT PORTAL TECHNOLOGIES, INC.


                                By:  /s/ WILLIAM J. REILLY
                                  -------------------------
                                      President




ACQUIRED COMPANY:
PATIENT PORTAL CONNECT, INC.



                                By:  /S/ KEVIN KELLY
                                  -------------------------
                                      President


SELLING SHAREHOLDERS:      Attached Hereto as Exhibit "A"


















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                                  "EXHIBIT "A"

                          LIST OF SELLING SHAREHOLDERS

Name                         No. of Shares      Signature
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                  SHARES TO BE ISSUED TO SELLING SHAREHOLDERS:

Name                         No. of Shares
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